EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  accompanying  Annual  Report  on Form  10-KSB/A of Diamond  Entertainment  Corporation (the "Company") for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, James K.T. Lu, President and Co-Chief  Executive  Officer of the Company,  hereby certify pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1)  the Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

/s/ James K. T. Lu

James K. T. Lu

Title: President and Co-Chief Executive Officer

Date:  October 7, 2005